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                                                                   EXHIBIT 10.33

                       JOINT VENTURE TERMINATION AGREEMENT

      This Joint Venture Termination Agreement (this "Agreement"), dated and effective as of September 30, 2002, is among SanDisk Corporation, a Delaware corporation ("SanDisk"), Photo-Me International, Plc., a corporation organized under the laws of England and Wales ("PMI"), KIS, S.A.S., a corporation organized under the laws of France ("KIS"), Photo-Me USA, LLC, a Texas corporation ("PMUSA"), and DigitalPortal Inc., a Delaware corporation ("DPI"), and, for purposes of Section 7, Section 8 and Section 9 only, Kevin Donohue. PMI, KIS, PMUSA and DPI are referenced together in this Agreement for convenience as "PMI Related Entities" notwithstanding their separate and independent corporate status.

                                    RECITALS

      WHEREAS, SanDisk, PMI, DPI and others not a party hereto have entered into that certain Series A Preferred Stock Transfer Agreement (the "Stock Transfer Agreement") of even date herewith whereby, in consideration of PMI entering into this Agreement, SanDisk has agreed to transfer 12,040,000 shares of DPI Series A Preferred Stock to Kevin Donohue;

      WHEREAS, SanDisk and PMI desire to change their relationship with respect to their respective ownership in and management of DPI, and, in that regard, to terminate and amend certain agreements to which they are a party related to such ownership and management of DPI;

      NOW, THEREFORE, for good and valuable consideration and in consideration of the promises and conditions contained herein and in the Stock Transfer Agreement, the parties hereto hereby agree as follows:

      1. Definitive Agreement. Effective as of the date hereof, the Definitive Agreement dated August 7, 2000 by and between PMI and SanDisk, as amended (the "Definitive Agreement"), is hereby terminated and of no further force or effect. Neither PMI nor SanDisk shall have any further rights or obligations with respect to each other or to DPI (or to any third party) under the Definitive Agreement, except for those rights and obligations that expressly survive termination of the Definitive Agreement by its terms; provided, however, that the parties hereby agree that the last sentence of Section 10.01 of the Definitive Agreement shall terminate and shall cease to be of any force and effect, such that Section 10.01 shall not operate to frustrate the termination of the Definitive Agreement provided for herein.

      2. Stockholders' Agreement. Effective as of the date hereof, the Stockholders' Agreement dated August 7, 2000 by and among PMI, SanDisk and DPI, and as amended and restated on April 9, 2001 (the "Stockholders' Agreement"), is hereby terminated and of no further force or effect. Neither PMI nor SanDisk shall have any further rights or obligations with respect to each other or to DPI (or to any third party) under the Stockholders' Agreement, except for those rights and obligations that expressly survive termination of the Stockholders' Agreement by its terms.

      3. Non-Solicitation Agreement. The parties hereto hereby acknowledge and confirm that upon termination of the Definitive Agreement pursuant to Section 1 above, the Non-

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Solicitation Agreement dated August 7, 2000 by and among PMI, SanDisk and DPI
(the "Non-Solicitation Agreement") automatically terminates pursuant to Section 11 thereof; and therefore the Non-Solicitation Agreement is hereby terminated and of no further force or effect.

      4. Trademark Cross-License Agreement. The parties hereto hereby acknowledge and confirm that upon termination of the Definitive Agreement pursuant to Section 1 above, the Trademark Cross-License Agreement dated August 7, 2000 by and among PMI, KIS, PMUSA, SanDisk and DPI (the "Trademark Agreement") automatically terminates pursuant to Article 11 Section 2 thereof; and therefore the Trademark Agreement is hereby terminated and of no further force or effect. SanDisk shall immediately cease to use any of the DPI Marks (as defined in the Trademark Agreement) and the PMI Marks (as defined in the Trademark Agreement) as of the date hereof, and shall not hereafter use any of the DPI Marks or the PMI Marks. Each of DPI, PMI, KIS and PMUSA shall immediately cease to use any of the SanDisk Marks (as defined in the Trademark Agreement) as of the date hereof, and shall not hereafter use any of the SanDisk Marks.

      5. Voting Trust Agreement. SanDisk hereby agrees to use its reasonable commercial efforts to cause Mr. Eli Harari to resign as a Voting Trustee under the Voting Trust Agreement dated as of April 9, 2001 by and among DPI and the other parties thereto (the "Voting Trust Agreement"). SanDisk further hereby permanently waives its right to appoint any Voting Trustee under the Voting Trust Agreement pursuant to Section 8 thereof.

      6. Expenses; Guarantees; Employee Benefits. Except as set forth in the second sentence of this Section 6, the parties hereto agree that SanDisk shall not be liable for and shall not have any obligation to fund any expenses incurred by DPI whatsoever. Notwithstanding the foregoing, SanDisk hereby agrees to fund 50% of the operating expenses of DPI incurred during the fiscal quarter ended March 31, 2002, up to an aggregate maximum total liability for SanDisk of $80,160. The parties hereto agree that, after the date hereof, SanDisk shall have no obligation to bear or pay any expenses incurred by or for the account of DPI or to guarantee or to continue to guarantee any financing of the purchase or lease of units of Product (as defined in the Definitive Agreement) pursuant to
Section 1.02(a) of the Definitive Agreement or otherwise. As of October 1, 2002, SanDisk shall not be responsible for any DPI employee benefit matters. After December 31, 2002, SanDisk shall have no further obligation to provide payroll support services to DPI.

      7. General Release to SanDisk.

      (a) For the consideration set forth herein and in the Stock Transfer Agreement, and for other due and valid consideration, the receipt and sufficiency of which is hereby acknowledged, each of Kevin Donohue, PMI, KIS, PMUSA and DPI, and their respective officers, directors, employees and agents, for and on behalf of themselves and on behalf of their respective affiliates, successors, assigns, agents and representatives (collectively, the "PMI Affiliates") waive and finally release and forever discharge SanDisk and each of SanDisk's officers, directors, stockholders, affiliates, agents, subsidiaries including, without limitation, DPI, and including officers and directors of subsidiaries, including, without limitation, DPI, representatives, employees, successors and assigns (collectively, the "SanDisk Released Parties") from any and all claims, causes of action, suits, debts, demands, costs, expenses, attorneys' fees,


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contracts, agreements, payments, compensation, liabilities or obligations, contingent or fixed, liquidated or unliquidated, matured or unmatured, of every name and nature, known or unknown, arising or which may have existed from the beginning of the world to the date hereof against any such person, excluding therefrom only the obligations of SanDisk hereunder or in the Stock Transfer Agreement (hereinafter collectively referred to as the "SanDisk Released Claims").

      (b) Each of PMI, DPI and the other PMI Affiliates for and on behalf of themselves and on behalf of their respective affiliates, successors, assigns, agents and representatives covenants not to sue or otherwise institute or cause to be instituted or in any way participate in any legal, administrative or other proceeding or action against any of the SanDisk Released Parties with respect to any matter of any kind arising out of the SanDisk Released Claims.

      (c) PMI, DPI and the other PMI Affiliates have entered into this Agreement based on their own investigation and analysis and that of their attorneys and expressly assume the risk that facts may be unknown to or not understood by them. On entering into this release, PMI, DPI and the other PMI Affiliates are not relying upon any representation or warranty of SanDisk or its agents or representatives other than as set forth in this Agreement or the Stock Transfer Agreement.

      (d) PMI, DPI and the other PMI Affiliates acknowledge that this waiver and release extends to all claims of every nature and kind, known or unknown, suspected or unsuspected, made by any of PMI, DPI or the other PMI Affiliates in the past, present or future arising from the SanDisk Released Claims, and any and all rights granted to them under Section 1542 of the California Civil Code or any analogous law or rule of any country other than the U.S. or U.S. state or federal law or regulation are hereby expressly waived. Said Section 1542 of the Civil Code of the State of California reads as follows:

            "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

      (e) This Section 7 shall constitute a complete defense to any claim released herein and shall survive indefinitely, without restriction, qualification or limitation, notwithstanding anything in this Agreement to the contrary.

      8. General Release to PMI Related Entities.

      (a) For the consideration set forth herein and in the Stock Transfer Agreement, and for other due and valid consideration, the receipt and sufficiency of which is hereby acknowledged, SanDisk and its officers, directors, employees and agents, for and on behalf of themselves and on behalf of their respective affiliates, successors, assigns, agents and representatives (collectively, the "SanDisk Affiliates") waive and finally release and forever discharge the PMI Related Entities and each of the PMI Related Entities' respective officers, directors, stockholders, affiliates, agents, subsidiaries including, without limitation, PMI, KIS,


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PMUSA, DPI and Kevin Donohue, and including officers and directors of subsidiaries, including, without limitation, PMI, KIS, PMUSA, DPI, Kevin Donohue, representatives, employees, successors and assigns (collectively, the "PMI Released Parties") from any and all claims, causes of action, suits, debts, demands, costs, expenses, attorneys' fees, contracts, agreements, payments, compensation, liabilities or obligations, contingent or fixed, liquidated or unliquidated, matured or unmatured, of every name and nature, known or unknown, arising or which may have existed from the beginning of the world to the date hereof against any such person, excluding therefrom only the obligations of the PMI Released Parties hereunder or in the Stock Transfer Agreement (hereinafter collectively referred to as the "PMI Related Entities Released Claims").

      (b) SanDisk for and on behalf of itself and on behalf of its affiliates, successors, assigns, agents and representatives covenants not to sue or otherwise institute or cause to be instituted or in any way participate in any legal, administrative or other proceeding or action against any of the PMI Released Parties with respect to any matter of any kind arising out of the PMI Related Entities Released Claims.

      (c) SanDisk has entered into this Agreement based on its own investigation and analysis and that of its attorneys and expressly assumes the risk that facts may be unknown to or not understood by it. On entering into this release, SanDisk is not relying upon any representation or warranty of the PMI Related Entities or their agents or representatives other than as set forth in this Agreement or the Stock Transfer Agreement.

      (d) SanDisk acknowledges that this waiver and release extends to all claims of every nature and kind, known or unknown, suspected or unsuspected, made by SanDisk or any SanDisk Affiliate in the past, present or future arising from the PMI Related Entities Released Claims, and any and all rights granted to them under Section 1542 of the California Civil Code or any analogous law or rule of any country other than the U.S. or U.S. state or federal law or regulation are hereby expressly waived. Said Section 1542 of the Civil Code of the State of California reads as follows:

            "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

      (e) For the consideration set forth herein and in the Stock Transfer Agreement, and for other due and valid consideration, the receipt and sufficiency of which is hereby acknowledged, SanDisk, DPI, PMI, PMUSA and KIS, waive and finally release and forever discharge Kevin Donohue from any and all claims, causes of action, suits, debts, demands, costs, expenses, attorneys' fees, contracts, agreements, payments compensation, liabilities or obligations, contingent or fixed, liquidated or unliquidated, matured or unmatured, of every name and nature, known or unknown, arising or which may have existed from the beginning of the world to the date hereof against any such person to the extent such actions arose from conduct performed in the ordinary course of their business employment and/or duties on behalf of DPI.


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      (f) This Section 8 shall constitute a complete defense to any claim released herein and shall survive indefinitely, without restriction, qualification or limitation, notwithstanding anything in this Agreement to the contrary.

      9. Indemnity.

      (a) Each of PMI, KIS, PMUSA and DPI, jointly and severally, hereby agree to indemnify and hold harmless SanDisk against any costs, expenses (excluding attorneys' fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement asserted against, resulting from, imposed upon or incurred or suffered by SanDisk in connection with any claim, action, suit, proceeding or investigation, arising out of or related to any actions, debts or obligations of any of PMI, KIS, PMUSA or DPI born after the date hereof, September 30, 2002.

      (b) DPI hereby agrees to indemnify and hold harmless Kevin Donohue against any costs, expenses, judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement asserted against, resulting from, imposed upon or incurred or suffered by Kevin Donohue in connection with any claim, action, suit, proceeding or investigation, arising out of or related to any actions, debts or obligations of any of PMI, KIS, PMUSA or DPI born after the date hereof, September 30, 2002, and which is directed to any conduct performed by Kevin Donohue in the ordinary scope and course of his business employment and/or duties on behalf of DPI. There shall be no indemnification for Kevin Donohue for conduct by him performed outside the ordinary scope and course of his business employment and/or duties on behalf of DPI.

      10. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

      11. Amendment. This Agreement may be amended only with the written consent of all parties hereto.

      12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument.

      13. Governing Law. This Agreement shall be governed in all respects by the laws of the State of California.

      14. Expenses. Each party hereto agrees that it will bear its own costs and expenses in connection with the negotiation, execution, delivery and performance of this Agreement.

      15. Entire Agreement. This Agreement and the Stock Transfer Agreement constitute the entire agreement among the parties with respect to the matters contained herein or therein, except as expressly set forth herein or therein.


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      16. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.


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            IN WITNESS WHEREOF, the parties have executed this Joint Venture
Termination Agreement as of the date first written above.

                                         SANDISK CORPORATION

                                         By: /s/ Eli Harari
                                             -----------------------------------
                                             Name:  Eli Harari
                                             Title: President


                                         PHOTO-ME INTERNATIONAL, PLC.

                                         By: /s/ Serge Crasnianski
                                             -----------------------------------
                                             Name:  Serge Crasnianski
                                             Title: Chief Executive Officer


                                         KIS, S.A.S.

                                         By: /s/ Serge Crasnianski
                                             -----------------------------------
                                             Name:  Serge Crasnianski
                                             Title: Chief Executive Officer


                                         PHOTO-ME USA, LLC

                                         By: /s/ Matthew Carter
                                             -----------------------------------
                                             Name:  Matthew Carter
                                             Title: Finance Officer


                                         DIGITALPORTAL INC.

                                         By: /s/ K.R. Donohue
                                             -----------------------------------
                                             Name:  K.R. Donohue
                                             Title: President and CEO


                                         KEVIN DONOHUE, Individually

                                             /s/ Kevin Donohue
                                         ---------------------------------------

              Signature page to Joint Venture Termination Agreement